SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 10, 2003
Date of Report
(Date of earliest event reported)

MARINER HEALTH CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-49813 (Commission File Number)	74-2012902 (IRS Employer Identification No.)

One Ravinia Drive, Suite 1500 Atlanta, Georgia (Address of Principal Executive Offices)	30346 (Zip Code)

(678) 443-7000

(Registrant’s Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets.

On October 10, 2003, Mariner Health Care, Inc. (“Mariner”) issued a press release announcing Mariner’s sale of nineteen of its Florida skilled nursing facilities operated by certain of its operating entities. A copy of Mariner’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated October 10, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINER HEALTH CARE, INC.

Date: October 15, 2003	By: /s/ Michael E. Boxer

Michael E. Boxer Executive Vice President and Chief Financial Officer